UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 20, 2007

FOAMEX INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania 19061

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(610) 859-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2007, Foamex International Inc. (“Foamex International”) and its primary operating subsidiary, Foamex L.P. (collectively the “Company”), and John G. Johnson, Jr., the Company’s Chief Executive Officer, entered into an amendment (the “Amendment”) to Mr. Johnson’s employment agreement with the Company dated April 16, 2007 (the “Agreement”).

Under the Amendment, the Company agreed to provide a single life annuity benefit to Mr. Johnson of $1,966 per month (or equivalent annuity options) (the “Retirement Benefit”), in respect of Mr. Johnson’s prior service to the Company. Mr. Johnson previously was Chief Executive Officer of the Company from March 1999 to January 2001. The Amendment also extended the time period for the grant of an incentive equity award to be made to Mr. Johnson under the Agreement, from 30 days following the April 16, 2007 effective date of the Agreement to 120 days following the effective date. On July 20, 2007, Foamex International granted an equity incentive award to Mr. Johnson consisting of (i) an option to purchase 56,689 shares of Foamex International common stock at a price of $10.20 per share, the closing price of Foamex International’s common stock on the date of grant, that vests ratably annually over a four-year period, and (ii) a restricted stock award of 37,850 shares of Foamex International common stock (based on the average closing price of Foamex International common stock during the 30 trading days preceding June 25, 2007, the date the Compensation Committee of Foamex International Inc. first convened to consider the grant of the restricted stock award) that vests ratably over a four-year period.

The Company and Mr. Johnson also entered into a Supplement Retirement Agreement, dated July 20, 2007, which sets forth the terms of the Retirement Benefit described above. Among other things, the Retirement Benefit becomes payable upon his retirement or disability, and Mr. Johnson may elect a joint and survivor annuity alternative instead of, and having the same actuarial value as, the single life annuity payment.

ITEM 9.01 – Financial Statements and Exhibits.

(c)	Exhibits

10.58	Amendment No. 1 to Employment Agreement, dated July 20, 2007, between Foamex International Inc., Foamex L.P. and John G. Johnson, Jr.
10.59	Supplemental Retirement Agreement, dated July 20, 2007, between Foamex International Inc., Foamex L.P. and John G. Johnson, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2007

FOAMEX INTERNATIONAL INC.

By:	/s/ Gregory J. Christian
Name:	Gregory J. Christian
Title:	President

EXHIBIT INDEX

Exhibit No.	Description
10.58	Amendment No. 1 to Employment Agreement, dated July 20, 2007, between Foamex International Inc., Foamex L.P. and John G. Johnson, Jr.
10.59	Supplemental Retirement Agreement, dated July 20, 2007, between Foamex International Inc., Foamex L.P. and John G. Johnson, Jr.

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